LORD ABBETT INVESTMENT TRUST

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Total Return Fund

Lord Abbett Short Duration Income Fund

Supplement dated December 23, 2009 (as revised January 12, 2010) to the

Prospectuses and Statements of Additional Information

dated April 1, 2009

(A, B, C, F, P, R2, and R3, as applicable)

Effective March 31, 2010, each Fund will no longer offer Class B shares, as follows:

Effective March 31, 2010 (the “Effective Date”), each Fund will no longer make its Class B shares available for purchase by new or existing investors. As of the Effective Date, Class B shares will only be issued: (i) upon the exchange of Class B shares from another Lord Abbett Fund; or (ii) to purchase shares in connection with a reinvestment of a dividend and/or capital gain distribution. Any purchase orders for Class B shares (other than for an exchange or a distribution reinvestment) received by the Funds (or their authorized agents) after 4:00 p.m. Eastern time on the Effective Date will be deemed to be a purchase order for Class A shares and would be subject to any applicable Class A sales charge.

After the Effective Date, Class B shareholders who participate in automatic investment programs will no longer be able to make automatic investments into Class B shares. Shareholders that want to continue their participation in automatic investment programs must make an election prior to the Effective Date to change their automatic investments to purchase either Class A or Class C shares. If we receive no election from a shareholder before the Effective Date regarding their automatic investment program, the program will terminate on the Effective Date.

Shareholders owning Class B shares as of the Effective Date may continue to hold those shares (and any Class B shares acquired after the Effective Date pursuant to an exchange or distribution reinvestment). As described in each Fund’s Prospectus, Class B shares will continue to be subject to any applicable contingent deferred sales charge and automatically will convert to Class A shares after approximately 8 years from the date of purchase.

Effective February 1, 2010, the Class A 12b-1 fees for Core Fixed Income Fund, Floating Rate Fund, Income Fund and Total Return Fund (each, a “Fund”) will be amended as follows:

•	The Class A share 12b-1 fee will be reduced from an annual rate of 0.35% of average daily net assets to 0.20% of average daily net assets.

Effective February 1, 2010, the Class C 12b-1 fees for Core Fixed Income Fund, Floating Rate Fund, Income Fund, Short Duration Income Fund and Total Return Fund (each, a “Fund”) will be amended as follows:

•	The Class C share 12b-1 fee will be reduced so that each Fund will pay a blended fee rate calculated based on (1) 1.00% of the average daily net assets on shares held for less than one year and (2) 0.80% of the average daily net assets on shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.

Effective February 1, 2010, the front-end sales charge applicable for purchases of Class A shares of Core Fixed Income Fund, Income Fund, and Total Return Fund (each, a “Fund”) will be reduced, along with corresponding reductions in the dealer’s concessions related to those purchases.

Accordingly, effective February 1, 2010, the tables titled “Front-End Sales Charges – Class A Shares” under “Your Investment – Sales Charges – Class A Share Front-End Sales Charges” in the Prospectus are replaced with the following:

Front-End Sales Charges – Class A Shares (Convertible Fund and High Yield Fund Only)

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession (% of Offering Price)
Less than $100,000	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$500,000 and over	No Sales Charge		1.0000	†
† See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

Front-End Sales Charges – Class A Shares (Core Fixed Income Fund, Floating Rate Fund, Income Fund, Short Duration Income Fund, and Total Return Fund Only)

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession (% of Offering Price)
Less than $100,000	2.25%	2.30%	.9775	2.00%
$100,000 to $249,999	1.75%	1.78%	.9825	1.50%
$250,000 to $499,999	1.25%	1.26%	.9875	1.00%
$500,000 and over	No Sales Charge		1.0000	†
† See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

Effective February 1, 2010, the table titled “Dealer Concession Schedule – Class A Shares (for Certain Purchases Without a Front-End Sales Charge)” under “Your Investment – Financial Intermediary Compensation – Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge” in the Prospectus is replaced with the following for the Funds:

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Dealer Concession Schedule – Class A Shares (for Certain Purchases Without a Front-End Sales Charge)
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession
$1 million to $4,999,999 (for Convertible Fund and High Yield Fund), or $500,000 to $4,999,999 (for Core Fixed Income Fund, Floating Rate Fund, Income Fund, Short Duration Income Fund, and Total Return Fund)	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%
* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

Please retain this document for your future reference.

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